                                                                    Exhibit 10.2

                            AMENDMENT NO. 1 TO THE
         SENIOR SECURED PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT


                                             Dated as of  July 27, 2001

          AMENDMENT NO. 1 (the "Amendment") to the Senior Secured Priming Debtor-in-Possession Credit Agreement among AMF Bowling Worldwide, Inc., a Delaware corporation (the "Borrower"), AMF Group Holdings Inc., a Delaware corporation (the "Parent Guarantor"), each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, the Subsidiary Guarantors (as defined in the Credit Agreement), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent and collateral agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) On July 3, 2001 (the "Filing Date"), the Borrower, the Parent Guarantor and certain of their respective Subsidiaries filed petitions under Chapter 11 of the Bankruptcy Code (11 U.S.C. (S) 101 et seq.; the "Bankruptcy
                                                     -- ----
Code") in the United States Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court").

          (2) The Borrower, the Parent Guarantor and such respective Subsidiaries have continued to operate their respective businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

          (3) The Borrower, the Lenders and the Agent have entered into a Senior Secured Priming Debtor-In-Possession Credit Agreement dated as of July 5, 2001 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (4) The Borrower has requested that the Lenders agree to amend the Credit Agreement by postponing the date by which certain provisions of the Credit Agreement require the Reorganization Plan and disclosure statement relating thereto, to be filed with the Bankruptcy Court from August 1, 2001 until August 20, 2001.

          SECTION 1.  Amendments to Credit Agreement. The Credit Agreement is,
          ------------------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 6.01(y) of the Credit Agreement is amended by deleting the date "August 1, 2001" wherever it occurs therein and substituting for such date the date "August 20, 2001".

          SECTION 2.  Conditions of Effectiveness. This Amendment shall become
          ---------------------------------------
effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by the Guarantors. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3.  Representations and Warranties of the Borrower. The
          ----------------------------------------------------------
Borrower represents and warrants as follows:

          (a) Each Loan Party and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          (b) The execution, delivery and performance by each Loan Party of this Amendment and performance under the Loan Documents, as amended hereby, to which it is or is to be a party are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action and, subject to the entry of the Final Order do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any Post-Petition or unstayed Pre-Petition order, writ, judgment, injunction, decree, determination or award, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any Post-Petition contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, as amended hereby, the Interim Order and the Final Order, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No Governmental Authorization and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or (except as and to the extent otherwise stated in the Loan Documents) performance under any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) Subject to the entry of the Final Order, this Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment and each of the other Loan Documents, as amended hereby, to which any Loan Party is a party are legal, valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party in accordance with their respective terms and the Interim Order and Final Order.

          (e) Except for the Cases and the litigation in connection therewith, there is no Post-Petition action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including, without limitation, any Environmental Action, pending or threatened before any Governmental Authority or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, other than the Interim Order and the Final Order.

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and
          --------------------------------------------------------
after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as specifically amended by this Amendment, and the Notes, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all
          --------------------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed
          ------------------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment, shall be governed by, and
          ------------------------
construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        AMF BOWLING WORLDWIDE, INC., as
                                        Borrower


                                        By /s/ Stephen E. Hare
                                          --------------------------------
                                          Name: Stephen E. Hare
                                          Title: Chief Financial Officer


                                        AMF GROUP HOLDINGS INC.

                                        By /s/ Stephen E. Hare
                                          --------------------------------
                                          Name: Stephen E. Hare
                                          Title: Chief Financial Officer


                                        CITIBANK, N.A.,
                                        as Administrative Agent and Collateral
                                        Agent

                                        By /s/ Jeffrey Nitz
                                          --------------------------------
                                          Name: Jeffrey Nitz
                                          Title: Vice President

                                        Lenders

                                        CITIBANK, N.A.

                                        By /s/ Jeffrey Nitz
                                          --------------------------------
                                          Name: Jeffrey Nitz
                                          Title: Vice President

                                        BANK OF SCOTLAND

                                        By________________________________
                                          Name:
                                          Title:

                                        FARALLON CAPITAL PARTNERS, L.P.


                                        By: Farallon Partners, L.L.C.,
                                            its General Partner

                                        By: /s/ Meridee Moore
                                           --------------------------------
                                            Managing Member

                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS, L.P.


                                        By: Farallon Partners, L.L.C.,
                                            its General Partner

                                        By: /s/ Meridee Moore
                                           --------------------------------
                                            Managing Member

                                        FARALLON CAPITAL INSTITUTIONAL PARTNERS
                                        II, L.P.


                                        By: Farallon Partners, L.L.C.,
                                            its General Partner

                                        By: /s/ Meridee Moore
                                           ------------------------------------
                                            Managing Member

                                        FARALLON CAPITAL INSTITUTIONAL PARTNERS
                                        III, L.P.


                                        By: Farallon Partners, L.L.C.,
                                            its General Partner

                                        By: /s/ Meridee Moore
                                           ------------------------------------
                                            Managing Member

                                        RR CAPITAL PARTNERS, L.P.


                                        By: Farallon Partners, L.L.C.,
                                            its General Partner

                                        By: /s/ Meridee Moore
                                           ------------------------------------
                                            Managing Member

                                        FOOTHILL CAPITAL CORPORATION

                                        By /s/ Stacy Yucht
                                          ------------------------------------
                                          Name: Stacy Yucht
                                          Title: Vice President

                                        SSF INVESTMENTS, L.P.,
                                        by its general partner,
                                        DRT Capital, L.L.C.

                                        By /s/ Mark Lister
                                          ------------------------------------
                                          Name: Mark Lister
                                          Title: General Counsel

                                    CONSENT

                                                  Dated as of July 27, 2001

          Each of the undersigned, in its capacity as (a) a Guarantor under the Guaranty set forth in Article VII of the Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of July 5, 2001 (the "Credit Agreement"; capitalized terms not otherwise defined herein have the same meanings as specified in the Credit Agreement) and (b) a Grantor under the Security Agreement, each in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to Amendment No. 1 to the Credit Agreement dated as of the date hereof and hereby confirms and agrees that (i) notwithstanding the effectiveness of such Amendment, each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(ii) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                   AMF GROUP HOLDINGS INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: Chief Financial Officer

                                   AMF BOWLING CENTERS HOLDINGS INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   AMF WORLDWIDE BOWLING
                                    CENTERS HOLDINGS INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   AMF BOWLING PRODUCTS, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: Executive Vice President


                                   AMF BOWLING CENTERS, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President



                                   AMERICAN RECREATION CENTERS, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BEVERAGE COMPANY OF
                                    OREGON, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   AMF BEVERAGE COMPANY OF
                                    OREGON, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President



                                   AMF BEVERAGE COMPANY OF W.VA., INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President



                                   BUSH RIVER CORPORATION

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President



                                   300, INC.

                                   By /s/ William Dufour
                                     ---------------------------------
                                     Name: William Dufour
                                     Title: President

                                   KING LOUIE LENEXA, INC.

                                   By /s/ Stephen E. Hare
                                     -------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   MICHAEL JORDAN GOLF COMPANY, INC.

                                   By /s/ Stephen E. Hare
                                     -------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   MJG - O'HARE, INC.

                                   By /s/ Stephen E. Hare
                                     -------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BOWLING CENTERS (AUST)
                                    INTERNATIONAL INC.

                                   By /s/ Stephen E. Hare
                                     -------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   AMF BOWLING CENTERS
                                    INTERNATIONAL INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: Vice President


                                   AMF BCO-UK ONE, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BCO-UK TWO, INC.

                                   By /s/ Stephen E. Hare
                                      --------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BOWLING MEXICO HOLDING, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   BOLICHES AMF, INC..

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President



                                   AMF BCO-FRANCE ONE, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BCO-FRANCE TWO, INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President


                                   AMF BOWLING CENTERS (HONG
                                    KONG) INTERNATIONAL INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President

                                   AMF BOWLING CENTERS (HONG
                                    KONG) INTERNATIONAL INC.

                                   By /s/ Stephen E. Hare
                                     ---------------------------------
                                     Name: Stephen E. Hare
                                     Title: President